EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elka Yaron, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Eco Planet Corp. on Form 10-Q for the three months ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Eco Planet Corp. as of and for the periods presented in such quarterly report on Form 10-Q. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such quarterly report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: July 31, 2013	By:	/s/ Elka Yaron
	Name:	Elka Yaron
	Title:	Chief Executive and Financial Officer